UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 4, 2020

China HGS Real Estate Inc.

(Exact Name of Registrant as Specified in Charter)

Florida	001-34864	33-0961490
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Xinghan Road, 19th Floor Hanzhong City Shaanxi Province, PRC 723000
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (86) 091-62622612

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	HGSH	The NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01 - CHANGES IN REGISTRANTS' CERTIFYING ACCOUNTANT

(a) Change of Certifying Accountant

Effective December 4, 2020 China HGS Real Estate Inc. (the “Registrant”) changed its independent auditors from Friedman LLP to Wei, Wei & Co., LLP, which action was approved by the Registrant’s Board of Directors.

The reports of Friedman LLP on the financial statements of Registrant for the past two fiscal years did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In addition, during Registrant’s two most recent fiscal years and through to the date of change of accountants, there was no disagreement with Friedman LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

Registrant has requested that Friedman LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4.01 within 10 business days of the date of filing this report. A copy of Friedman LLP's letter to the Securities and Exchange Commission is included as an exhibit to this filing.

(b) Engagement of New Certifying Accountant

On December 4, 2020, Wei, Wei & Co., LLP was engaged as the Registrant’s independent auditors.

During the two most recent fiscal years and the interim period preceding the engagement of Wei, Wei & Co., LLP, Registrant had not consulted with Wei, Wei & Co., LLP regarding either:

i.	the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Registrant’s financial statements, and either a written report or oral advice was provided to the Registrant by Wei, Wei & Co., LLP that Wei, Wei & Co., LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing, or financial reporting issue; or

ii.	any matter that was either the subject of a disagreement or event identified in response to paragraph (a) (1) (iv) of Item 304, as those terms are used in Item 304 (a) (1) (iv) of Regulations S-B and S-K and the related instructions to Item 304 of Regulations S-B and S-K.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired. N/A

(b) Pro forma financial information. N/A

(c) Exhibits.

As described in Item 4.01 of this Report, the following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
16.1	Letter of Friedman LLP to the Securities and Exchange Commission.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 4, 2020	China HGS Real Estate Inc.
	By:	/s/Xiaojun Zhu
Name: Xiaojun Zhu
Title: Chief Executive Officer and Chairman

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